UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 7, 2003


                              DIGITAL FUSION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                           0-24073                  13-3817344
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(State or Other Jurisdiction)  (Commission File Number)       (IRS Employer
                                                            Identification No.)


                4940-A Corporate Drive, Huntsville, Alabama 35805
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:     (256) 837-2620
                                                    ----------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 12.   Results of Operation and Financial Condition
           ---------------------------------------------

     On November 7, 2003, Digital Fusion, Inc. issued a press release containing information regarding its operations and financial condition for the quarter period ended September 30, 2003.

     A copy of the press release is attached hereto as Exhibit 99.7.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                   DIGITAL FUSION, INC.
                   (Registrant)


                   By:  /s/ Roy E. Crippen, III
                      ---------------------------------------------------------
                        Chief Executive Officer, President and Director


                  Date:  November 7, 2003
                       ---------------------------------------------------------



                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    ------------

99.7           Press release dated November 7, 2003, issued by Digital Fusion,
               Inc.


                                       2